UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): AUGUST 11, 2006

                        HOUSTON WIRE & CABLE COMPANY
           (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
               (State or Other Jurisdiction of Incorporation)



          000-52046                                36-4151663
   (Commission File Number)                      (IRS Employer
                                                Identification No.)


             10201 NORTH LOOP EAST
                  HOUSTON, TX                          77029
   (Address of Principal Executive Offices)          (Zip Code)

                               (713) 609-2100
            (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








   ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

   On August 11, 2006, the Board of Directors of Houston Wire & Cable Company ("Company") voted to increase the size of the Board of Directors ("Board") to seven members. To fill the vacancy created by this increase, the Board, upon the recommendation of its nominating and corporate governance committee, elected William H. Sheffield as a new director to serve until the 2007 annual meeting of stockholders of the Company and until his successor is elected and qualified. Mr. Sheffield was also appointed to serve as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

   In accordance with the Company's compensation policy for non-employee directors, the Company granted to Mr. Sheffield a non-qualified stock option to purchase 15,000 shares of its common stock under the Company's 2006 Stock Plan. Each option has an exercise price of $17.98 per share, which represents the closing price per share of the Company's common stock as reported on the Nasdaq National Market on August 11, 2006, the date on which the options were granted. Each option has a ten-year term and becomes exercisable on August 11, 2007. To the extent that the option has vested, it is exercisable for ninety days following termination of the service of Mr. Sheffield.

   Mr. Sheffield, age 57, is a corporate director and serves on a number of boards of directors, including Ontario Power Generation Inc., Royal Group Technologies Limited (NYSE and TSX: RYG) and Velan Inc. (TSX:
   VLN). Mr. Sheffield served as Chief Executive Officer of Sappi Fine Paper from 2001 until 2003.

   In connection with Mr. Sheffield's election, the Board of Directors of the Company reconfigured the membership of its standing committees as follows: Audit Committee, Scott L. Thompson (Chairman), Peter M. Gotsch and Wilson B. Sexton; Compensation Committee, Peter M. Gotsch (Chairman), Wilson B. Sexton and William H. Sheffield; and Nominating and Corporate Governance Committee, I. Stewart Farwell (Chairman), William H. Sheffield and Scott L. Thompson.

   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit
             Number    Description
             ------    -----------

             99.1 Press release dated August 15, 2006, announcing the election of William H. Sheffield as a member of the Board of Directors of Houston Wire & Cable Company.








                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOUSTON WIRE & CABLE COMPANY


   Date:  August 16, 2006             By: /s/ Nicol G. Graham
                                          ----------------------------
                                              Nicol G. Graham
                                              Chief Financial Officer








                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

   99.1 Press release dated August 15, 2006, announcing the election of William H. Sheffield as a member of the Board of Directors of Houston Wire & Cable Company.